Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE TRUST 1997-D
filed 1998-03-31
CIK 1052263

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of August 31, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-D, for the calendar year 1997:




  (IX)    Amount of Interest Received:
                          Pool I                                  3,335,316.10
                         Pool II                                  2,988,145.48
                         Pool III                                 1,362,215.70
                         Pool IV                                     46,829.81
          AF

 (XIII)  Class "AF-1" Remittance Amount
         (A) Current Interest Requirement                           692,858.33
         (B) Principal Distribution Amount                        4,598,711.16
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-1" REMITTANCE AMOUNT                     5,291,569.49

         Class "AF-2" Remittance Amount:
         (A) Current Interest Requirement                           470,433.33
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-2" REMITTANCE AMOUNT                       470,433.33

         Class "AF-3" Remittance Amount:
         (A) Current Interest Requirement                         1,316,587.50
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-3" REMITTANCE AMOUNT                     1,316,587.50

         Class "AF-4" Remittance Amount:
         (A) Current Interest Requirement                           364,933.33
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-4" REMITTANCE AMOUNT                       364,933.33

         Class "AF-5" Remittance Amount:
         (A) Current Interest Requirement                           202,112.50
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-5" REMITTANCE AMOUNT                       202,112.50

         Class "AF-6" Remittance Amount:
         (A) Current Interest Requirement                           188,020.83
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "AF-6" REMITTANCE AMOUNT                       188,020.83

         Class "AF-7" Remittance Amount:
         (A) Current Interest Requirement                            459,354.17
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
         TOTAL CLASS "AF-7" REMITTANCE AMOUNT                        459,354.17

         Pool I Remittance Amount:
         (A) Current Interest Requirement                          3,694,299.99
         (B) Principal Distribution Amount                         4,598,711.16
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
         TOTAL POOL I REMITTANCE AMOUNT                            8,293,011.15

         Class "AV-1" Remittance Amount:
         (A) Current Interest Requirement                          2,436,034.89
         (B) Principal Distribution Amount                         3,397,820.76
         TOTAL CLASS AV REMITTANCE AMOUNT                          5,833,855.65

         Class "AV-2" Remittance Amount:
         (A) Current Interest Requirement                            411,033.33
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS AV REMITTANCE AMOUNT                            411,033.33

         Class "MV-1" Remittance Amount:
         (A) Current Interest Requirement                             94,216.15
         (B) Principal Distribution Amount                                 0.00
         (C) Principal Not Distributed                                     0.00
         TOTAL CLASS "MV-1" REMITTANCE AMOUNT                         94,216.15

         Class "MV-2" Remittance Amount:
         (A) Current Interest Requirement                             94,994.79
         (B) Principal Distribution Amount                                 0.00
         (C) Principal Not Distributed                                     0.00
         TOTAL CLASS "MV-2" REMITTANCE AMOUNT                         94,994.79

         Class BV Remittance Amount:
         (A) Current Interest Requirement                             88,020.83
         (B) Principal Distribution Amount                                 0.00
         (C) Principal Not Distributed                                     0.00
         TOTAL CLASS BV REMITTANCE AMOUNT                             88,020.83

          Pool II Remittance Amount:
         (A) Current Interest Requirement                          3,124,300.00
         (B) Principal Distribution Amount                         3,397,820.76
         (C) Principal Not Distributed                                     0.00
         TOTAL POOL II REMITTANCE AMOUNT                           6,522,120.76

         Class "AH-1" Remittance Amount:
         (A) Current Interest Requirement                            459,502.43
         (B) Principal Distribution Amount                         1,622,801.72
         TOTAL CLASS "AH-1" REMITTANCE AMOUNT                      2,082,304.15

         Class "AH-2" Remittance Amount:
         (A) Current Interest Requirement                            148,643.97
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-2" REMITTANCE AMOUNT                        148,643.97

         Class "AH-3" Remittance Amount:
         (A) Current Interest Requirement                            109,209.83
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-3" REMITTANCE AMOUNT                        109,209.83

         Class "AH-4" Remittance Amount:
         (A) Current Interest Requirement                            118,480.13
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-4" REMITTANCE AMOUNT                        118,480.13

         Class "MH-1" Remittance Amount:
         (A) Current Interest Requirement                             78,075.00
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-5" REMITTANCE AMOUNT                         78,075.00

         Class "MH-2" Remittance Amount:
         (A) Current Interest Requirement                             91,000.00
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-6" REMITTANCE AMOUNT                         91,000.00

         Class "BH" Remittance Amount:
         (A) Current Interest Requirement                            116,787.56
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "MH-1" REMITTANCE AMOUNT                        116,787.56

         POOL III Remittance Amount:
         (A) Current Interest Requirement                          1,121,698.91
         (B) Principal Distribution Amount                         1,622,801.72
         TOTAL POOL III REMITTANCE AMOUNT                          2,744,500.63

         Class "AMF" (POOL IV) Remmittance Amount:
         (A) Current Interest Requirement                             56,583.33
         (B) Principal Distribution Amount                            16,365.59
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
         TOTAL POOL IV REMITTANCE AMOUNT                              72,948.92

(XIX) (A)  Servicing Fee for the Related Due Period
                     POOL I                                           69,512.03
                     POOL II                                          71,382.11
                     POOL III                                         26,056.54
                     POOL IV                                           1,038.33
      (B) Contingency fee for the related due period
                     POOL I                                           69,512.03
                     POOL II                                          71,382.11
                     POOL III                                         26,056.54
                     POOL IV                                           1,038.33
      (C) Amount to be deposited to the expense account - TRUSTEE
                     POOL I                                           25,677.08
                     POOL II                                          23,020.83
                     POOL III                                         10,000.00
                     POOL IV                                             354.17
      (D) Amount to be deposited to the insurance account - MBIA
                     POOL I                                                0.00
                     POOL II                                               0.00
                     POOL III                                              0.00
                     POOL IV                                               0.00
       (E) FHA Premium Account                                         1,089.67
           CLASS AF-6 Auction Agent Fee                                6,966.67
           CLASS MV-1 Auction Agent Fee                                3,426.04
           CLASS MV-2 Auction Agent Fee                                3,426.04
           CLASS BV Auction Agent Fee                                  2,979.17


By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer